Exhibit 99.1
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
BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 12/31/00
Distribution Date: 01/25/01
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Balances
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
                                                                               Initial        Period End

    Securitization Value                                                $1,547,538,089    $1,491,589,902
    Reserve Account                                                        $81,245,750      $104,458,821
    Class A-1 Notes                                                       $180,000,000      $124,051,813
    Class A-2 Notes                                                       $600,000,000      $600,000,000
    Class A-3 Notes                                                       $300,000,000      $300,000,000
    Class A-4 Notes                                                       $389,660,000      $389,660,000
    Subordinated Note                                                      $30,951,089       $30,951,089
    Class B Certificates                                                   $46,927,000       $46,927,000


Current Collection Period
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    Beginning Securitization Value                                      $1,506,273,346
       Principal Reduction Amount                                          $14,683,444
    Ending Securitization Value                                         $1,491,589,902

    Calculation of Required 2000-A SUBI Collection Account Amount
       Collections
           Receipts of Monthly Payments                                    $28,812,200
           Sale Proceeds                                                       $28,262
           Termination Proceeds                                             $5,339,071
           Recovery Proceeds                                                    $9,917
       Total Collections                                                   $34,189,450

       Servicer Advances                                                    $4,019,149
       Reimbursement of Previous Servicer Advances                         ($1,663,125)

    Required 2000-A SUBI Collection Account Amount                         $36,545,474


Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance                 $4,333,960
    Current Period Monthly Payment Advance                                  $2,765,641
    Current Period Sales Proceeds Advance                                   $1,253,507
    Current Reimbursement of Previous Servicer Advance                     ($1,663,125)
    Ending Period Unreimbursed Previous Servicer Advances                   $6,689,984


Collection Account
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    Deposits to 2000-A SUBI Collection Account                             $36,545,474
    Withdrawals from 2000-A SUBI Collection Account
       Servicing Fees                                                       $1,255,228
       Note Distribution Account Deposit                                    $7,922,431
       Reserve Fund Deposit - Subordinated Noteholder Interest                $180,548
       Certificate Distribution Account Deposit                               $273,741
       Monthly Principal Distributable Amount                              $14,683,444
       Reserve Fund Deposit - Excess Collections                           $12,230,083
       Payments to Transferor                                                       $0
    Total Distributions from 2000-A SUBI Collection Account                $36,545,474



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Note Distribution Account
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    Amount Deposited from the Collection Account                           $22,605,874
    Amount Deposited from the Reserve Account                                       $0
    Amount Paid to Noteholders                                             $22,605,874


Certificate Distribution Account
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    Amount Deposited from the Collection Account                              $273,741
    Amount Deposited from the Reserve Account                                       $0
    Amount Paid to Certificateholders                                         $273,741


Distributions
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    Monthly Principal Distributable Amount                             Current Payment    Ending Balance  Per $1,000    Factor

    Class A-1 Notes                                                        $14,683,444      $124,051,813      $81.57    68.92%
    Class A-2 Notes                                                                 $0      $600,000,000       $0.00   100.00%
    Class A-3 Notes                                                                 $0      $300,000,000       $0.00   100.00%
    Class A-4 Notes                                                                 $0      $389,660,000       $0.00   100.00%
    Subordinated Note                                                               $0       $30,951,089       $0.00   100.00%
    Class B Certificates                                                            $0       $46,927,000       $0.00   100.00%

    Interest Distributable Amount                                      Current Payment        Per $1,000

    Class A-1 Notes                                                           $771,570             $4.29
    Class A-2 Notes                                                         $3,325,000             $5.54
    Class A-3 Notes                                                         $1,660,000             $5.53
    Class A-4 Notes                                                         $2,165,860             $5.56
    Subordinated Note                                                         $180,548             $5.83
    Class B Certificates                                                      $273,741             $5.83


Carryover Shortfalls
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                                                                Prior Period Carryover   Current Payment  Per $1,000

    Class A-1 Interest Carryover Shortfall                                          $0                $0          $0
    Class A-2 Interest Carryover Shortfall                                          $0                $0          $0
    Class A-3 Interest Carryover Shortfall                                          $0                $0          $0
    Class A-4 Interest Carryover Shortfall                                          $0                $0          $0
    Subordinated Note Interest Carryover Shortfall                                  $0                $0          $0
    Certificate Interest Carryover Shortfall                                        $0                $0          $0


Residual Value Losses
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                                                                        Current Period        Cumulative

    Net Sale Proceeds                                                               $0                $0
    Residual Values                                                                 $0                $0

    Residual Value Losses                                                           $0                $0


Reserve Account
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    Beginning Period Required Amount                                      $104,458,821
    Beginning Period Amount                                                $96,641,631
    Net Investment Earnings                                                   $440,702
    Current Period Deposit                                                 $12,410,631
    Reserve Fund Draw Amount                                                        $0
    Release of Excess Funds                                                 $5,034,143
    Ending Period Required Amount                                         $104,458,821
    Ending Period Amount                                                  $104,458,821

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